UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2005

Cougar Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-50096	30-0135720
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Gongnong Rd

Qiaokou District

Wuhan 430035, PRC

(Address of principal executive office, including zip code)

(027) 8386-6860

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On July 1, 2005, Cougar Holdings Inc., (“Cougar”) completed the acquisition (the “Acquisition”) of Wuhan Youji Industries Co., Limited (“Wuhan”).

After consummation of the Acquisition, on August 30, 2005, the Board of Directors of Cougar dismissed Telford Sadovnick, P.L.L.C. (“Telford”), as its independent registered public accounting firm and engaged PKF Hong Kong (“PKF”) as its independent registered public accounting firm. PKF was engaged as Wuhan’s auditors in 2005. The action to dismiss Telford and engage PKF was taken upon the unanimous approval of the Board of Directors of Cougar on August 30, 2005.

During the two fiscal years ended June 30, 2004 and 2003 and through August 30, 2005:

•	there were no disagreements between Cougar and Telford on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Telford would have caused Telford to make reference to the matter in its reports on Cougar’s financial statements,

•	Telford’s reports on Cougar’s financial statements did not contain an adverse opinion nor were they modified as to uncertainty, audit scope or accounting principles. The reports, however, included an explanatory paragraph stating that Cougar had suffered recurring losses from operations, which raises substantial doubt about Cougar’s ability to continue as a going concern unless Cougar attains future profitable operations and/or obtains additional financing, and

•	During the two fiscal years ended June 30, 2004 and 2003 and through August 30, 2005, there were no reportable events as the term is described in Item 304(a)(1)(iv)(A) or (B) of Regulation S-B.

During the two fiscal years ended June 30, 2004 and 2003 and through August 30, 2005, Cougar has not consulted with PKF regarding either:

•	The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Cougar’s financial statements, where either a written report was provided, or oral advice given, by PKF to Cougar that was an important factor considered by Cougar in reaching a decision as to such accounting, auditing or financial reporting issue; or

•	Any matter that was either the subject of disagreement or an event, as defined in Item 304(a)(1)(iv) of Regulation S-B.

On September 1, 2005, Cougar provided Telford with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Telford furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements within 10 business days of the filing of this Form 8-K. Such letter is filed herewith as Exhibit 16.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Acquisition, Cougar adopted the fiscal year of Wuhan, which is December 31. Cougar is treating the Acquisition as a reverse acquisition and that Wuhan is the accounting acquirer. As a result, no transition report is necessary. Cougar will file its Form 10-KSB for the fiscal year ended June 30, 2005. Commencing with the Form 10-Q for the quarter ended September 30, 2005, the quarter in which the Acquisition was consummated, and Form 10-K for the year ended December 31, 2005, reports will be filed based on the fiscal year ending December 31.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Exhibits.

Exhibit	16.1 Letter from Telford Sadovnick, P.L.L.C., dated September 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COUGAR HOLDINGS INC.

By:	/s/ YUANKUN GAO
Name:	Yuankun Gao
Title:	President

Date: September 1, 2005